UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2020 (February 27, 2020)

SMG INDUSTRIES INC.

(Exact name of registrant as specified in its charter)

Delaware	000-54391	51-0662991
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

710 N. Post Oak Road, Suite 315
Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(713-821-3153)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

EXPLANATORY NOTE

On February 27, 2020 we entered into Membership Interest Purchase Agreements for the acquisition of all of the membership interests of each of 5J Oilfield Services LLC, a Texas limited liability company (“5J Oilfield”) and 5J Trucking LLC, a Texas limited liability company (“5J Trucking”) (5J Oilfield and 5J Trucking shall be collectively referred to herein as the “5J Entities”) (the “Transaction”).

This Amendment No. 1 on Form 8-K/A is being filed by the Company to amend the Current Report on Form 8-K filed on March 3, 2020 (the “Original Report”), solely to provide the disclosures required by Item 9.01 of the Form 8-K that were not previously filed with the Original Report. Except as provided herein, the disclosures made in the Original Report remain unchanged.

ITEM 9.01          FINANCIAL STATEMENTS AND EXHIBITS

(a)

Financial Statements of Business Acquired.

The audited financial statements of 5J Oilfield and 5J Trucking for the years ended December 31, 2018 and December 31, 2017 are filed herewith as Exhibit 99.1 and Exhibit 99.2, respectively.

The unaudited financial statements of 5J Oilfield and 5J Trucking for the nine months ended September 30, 2019 and 2018 are filed herewith as Exhibit 99.3 and Exhibit 99.4, respectively.

(b)	Pro Forma Financial Information. The unaudited pro forma combined balance sheet for the Company as of September 30, 2019 and unaudited pro forma combined statement of operations for the Company for the nine months ended September 30, 2019 and for the year ended December 31, 2018, and the notes to the unaudited pro forma combined financial statements, all giving effect to the acquisition by the Company of the 5J Entities are filed herewith as Exhibit 99.5.

(c)	Not Applicable.

(d)	Exhibits.

The Exhibit Index below is incorporated herein by reference.

EXHIBIT INDEX

Exhibit
Number	Exhibit Title

99.1	Audited Financial Statements of 5J Oilfield Services, LLC for the Years Ended December 31, 2018 and 2017.

99.2	Audited Financial Statements of 5J Trucking, LLC for the Years Ended December 31, 2018 and 2017.

99.3	Unaudited Financial Statements of 5J Oilfield Services LLC for the Nine Months Ended September 30, 2019 and 2018.

99.4	Unaudited Financial Statements of 5J Trucking, LLC for the Nine Months Ended September 30, 2019 and 2018.

99.5	Unaudited Pro Forma Combined Balance Sheet of the Company as of September 30, 2019, Unaudited Pro Forma Combined Statements of Operations of the Company for the Nine Months Ended September 30, 2019 and the Year Ended December 31, 2018, and Notes to the Unaudited Pro Forma Combined Financial Statements, all giving effect to the acquisition by the Company of the 5J Entities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 12, 2020	SMG Industries Inc.

	By:	/s/ Matthew Flemming
	Name:	Matthew Flemming
	Title:	Chief Executive Officer and President

3